UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2009, the Compensation Committee (“Committee”) of the Board of Directors of Duke Energy Corporation (the “Company”) established the 2009 short-term incentive program (“STI”) under the Duke Energy Corporation Executive Short-Term Incentive Plan for employees, including Messrs. Hauser, Manly and Turner, our named executive officers other than Mr. Rogers, who does not participate in the STI program.  Fifty percent of each participating named executive officer’s 2009 STI opportunity is based on the Company’s adjusted diluted earnings per share (“EPS”), with minimum, target and maximum performance levels of $1.13, $1.20 and $1.28, respectively, which levels may be adjusted by the Committee for certain types of transactions.  Twenty percent of each participating named executive officer’s 2009 STI opportunity is based on an operations and maintenance (“O&M”) expense control goal, with minimum, target and maximum performance levels of $60 million, $100 million and $140 million, respectively, from specified budget submissions.  The 2009 STI program will also incorporate a reliability goal, which will comprise 10% of each participating named executive officer’s 2009 STI opportunity, and the remaining 20% of each participating named executive officer’s 2009 STI opportunity will be based on the achievement of individual objectives, which will consist of a combination of strategic and operational measures.  If the minimum EPS performance level is not achieved, the Committee has reserved discretion to reduce payouts attributable to the O&M and reliability goals.  The target opportunity for each of Messrs. Hauser, Manly and Turner is 80% of annual base salary.  Depending on performance, each named executive officer could receive from 0% to 190% of his target opportunity.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 9, 2009	By:	/s/Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Duke Energy Corporation Executive Savings Plan, effective as of August 26, 2008

10.2	Duke Energy Corporation Executive Cash Balance Plan, as Amended and Restated Effective August 26, 2008

10.3	Amendment to Employment Agreement with James E. Rogers, effective as of August 26, 2008

10.4	Form of Amended and Restated Change in Control Agreement, effective as of August 26, 2008

10.5	Amendment to Phantom Stock and Performance Awards with James E. Rogers, effective as of August 26, 2008

10.6	Amendment to Deferred Compensation Agreement with James E. Rogers, effective as of August 26, 2008

10.7	Amendment to Award Agreements pursuant to the Long-Term Incentive Plans (Employees), effective as of August 26, 2008

10.8	Amendment to Award Agreements pursuant to the Long-Term Incentive Plans (Directors) , effective as of August 26, 2008

10.9	Amendment to Duke Energy Corporation Directors’ Savings Plan, effective as of August 26, 2008